Exhibit 99.1
Subsidiary Business Highlights
NACCO Materials Handling Group Business Highlights
Leading Global Lift Truck Manufacturer
•	Leading market share positions with large installed population base

•	Comprehensive global product line undergoing significant redesign

•	Globally integrated operations with significant economies of scale
Leading Brands and Market Shares
Hyster and Yale are among the most recognized brands in the lift truck industry
•	Leading market share positions in the Americas and worldwide

•	Both brands in business for more than 75 years
Strong heritage customer base in complementary market segments
•	Hyster – large, heavy-duty applications

•	Yale – lighter-duty and warehouse applications
2005 market share in Class I through V industrial lift trucks in the Americas of 25%
•	2005 global market share of 12%

•	Significant growth opportunities in Europe, Asia-Pacific and China
Comprehensive Product Line
•	Class 1: Electric counterbalanced rider trucks: 1 ton — 5.5 ton capacity

•	Class 2: Electric narrow aisle trucks: 1.5 ton — 6 ton capacity

•	Class 3: Electric hand trucks: 1.5 ton — 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced trucks, cushion tire: 1 ton — 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced trucks, pneumatic tire: 1 ton — 52 ton capacity
Global Scope of Operations
•	NMHG global locations
Global Economies of Scale
•	NMHG economies of scale strategy
Large Global Installed Population
•	Estimated 765,000 Hyster and Yale lift trucks in operation worldwide (as of December 31, 2005)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	More than 66% of total parts for the Hyster and Yale installed base are captured by NMHG in the Americas market (as of December 31, 2005)

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues
Experienced Management Team
•	Strong team of long-term NMHG managers and executives

•	Supplemented by professionals with previous management experience at leading industrial companies, such as Case, Toyota, Ingersoll Rand and Cummins
Highly Professional Dealers
•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster and Yale dealer networks

•	Independently owned and operated dealers with exclusivity

•	Defined sales territories

•	Company-owned dealers

•	Strong global distribution drives market share
Leading National Accounts Program
•	Industry-leading, direct-sales national accounts program

•	Over 200 national accounts in a wide range of industries (as of December 31, 2005)

•	Key exclusive accounts, including Costco stores, Lowe’s stores, Saturn and GM (North America, China, Brazil)

•	Industry-leading capabilities in fleet management and financial services in key markets

•	Growing global account program
Diversified Customer Base
•	NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries (as of December 31, 2005)

•	Top 10 customers accounted for approximately 10% and 6% of 2005 Americas and Consolidated unit sales, respectively

Hamilton Beach/Proctor-Silex Business Highlights
Leading Brands and Market Shares
•	One of the leading companies in small kitchen and garment care appliances in North America

•	Significant share position in 26 categories in small kitchen and garment care appliances

•	One of the leading companies in the commercial small appliance category, with significant share positions in commercial blenders and spindle mixers

•	Broad complement of key brand names targeted at distinct consumer segments
•	Recent entry into high-end market with Hamilton Beach® Eclectrics™ brand

•	New low-end Traditions by Proctor Silex™ brand protects heritage of other brands
Most Comprehensive Product Line
•	Automatic Drip Coffee Makers

•	Blenders

•	Can Openers

•	Carafes

•	Coffee Mills

•	Deep Fryers

•	Drink Mixers

•	Electric Knives

•	Espresso/Cappuccino Makers

•	Fifth Burners

•	Food Choppers

•	Food Processors

•	Griddles

•	Hand Blenders

•	Hand Mixers

•	Hot Pots

•	Indoor Grills

•	Ice Cream Makers

•	Ice Shavers

•	Ice Tea Makers

•	Irons

•	Juice Extractors

•	Juicers

•	Kettles

•	Percolators

•	Rice Cooker/Food Steamers

•	Roaster Ovens

•	Rotisseries

•	Skillets

•	Slow Cookers

•	Stand Mixers

•	Toasters

•	Toaster Ovens

•	Travel Irons/Steamers

•	Coffee Urns

•	Waffle Bakers
Strong Retailer Relationships
•	Approximately 1,500 active accounts

•	Has been named Category Captain at Wal-Mart, Kmart and 21 other accounts and has throughout the years received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart and others
Low Cost Producer
•	Recent plant and production facility restructuring and increased outsourcing enhance low cost position

•	Industry-leading working capital management
Strong Supplier Relationships
•	Source finished products through more than 20 Chinese suppliers, typically with a lead supplier for each product category

•	Working with multiple suppliers allows HB/PS to bring a wide variety of products to market quickly
Experienced Management Team
•	Senior management team averages more than 10 years of experience at HB/PS and more than 20 years of relevant experience

•	Highly professional team with significant tenure at HB/PS, as well as experience from industry-leading consumer companies, including General Electric Co. (UK), Fuji Film, Young & Rubicam and Cooper Tire
Increasing Number of Innovative Products
Hamilton Beach® BrewStation™ Coffee maker
•	Breakthrough new product

•	The #1 selling coffee maker product family in America (as of December 31, 2005)

•	Driven significant high-margin growth
Hamilton Beach® Wave~Action™ Blenders
•	Wave-Action™ system forces mixture down into the blades for smoother results
Hamilton Beach® Stay-or-Go™ Slow Cooker
•	Clip tight lid locks on to prevent messy spills

•	Large, full grip handles make carrying easier
Hamilton Beach® Revolution™ Ice Shaver
•	Key restaurant and bar business

•	For smoothies, milkshakes, daiquiris, margaritas and more

Kitchen Collection Business Highlights
Successful, Proven Format
•	Well-tested Kitchen Collection format has helped KCI become the leading retailer of kitchenware in outlet malls, with 195 stores (as of December 31, 2005)
Enclosed Mall Format
•	New stores located in enclosed malls focused on high-margin gadgets

•	Gadgets deliver high margins and are small items that take up little shelf space

•	18 permanent, enclosed mall stores continue to operate in test mode in order to optimize profitability (as of December 31, 2005)

•	Potential market of over 500 traditional enclosed malls nationwide
Continuous Improvement
•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers
•	Number of customer visits

•	Percentage of visitors who purchase

•	Average dollar amount of sales
•	KCI continually tests and implements new approaches to further improve these key drivers
Disciplined Overhead Management
•	Small home office staff provides merchandising expertise, accounting, information systems and oversight

•	Minimum number of full-time employees at store level
SKU Profitability Optimization
•	Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation
Leading Brand Names
•	KCI sells Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from HB/PS

•	Other top brands sold by KCI include Kitchen Aid, WearEver and OXO

•	KCI also exclusively sells Hamilton Beach®- and Proctor Silex®-branded non-electric gadgets, bakeware and cookware
Efficient Supply Chain
•	Recent warehouse upgrade allows higher throughput in same space

•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Corporation Business Highlights
Coal Production Overview
Coal fuels about 50% of the country’s electrical generation
•	Nuclear 20%

•	Hydroelectric 7%

•	Fuel Oil 2%

•	Biomass 2%

•	Other 1%
The country’s abundant recoverable coal reserves of over 269 billion tons help to provide a lower-cost energy source and U.S. energy independence
•	Coal production in the U.S. in 2005 was approximately 1.1 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices are likely to continue to stay high due to domestic supply limitations
Energy sector shows moderate growth, but growth could be higher in coal industry if natural gas prices stay high and coal gasification technology continues to develop
•	New technologies, including coal gasification, show promise in cost-effectively reducing emissions
NAC Focuses on Lignite Coal
NAC is the nation’s largest miner of lignite coal, and the 7th largest coal producer nationwide as of December 31, 2005, delivering 34.7 million tons of lignite coal in 2005
NAC has 2.3 billion tons of lignite coal reserves, including unconsolidated project mining operations, of which 1.2 billion tons are committed to current customers (as of December 31, 2005)
Click on the diagram at right to see a comparison of lignite coal to other types of coal
Diverse Mining Locations
Click on the map at right to see NAC’s mine locations
Dependable Financial Performance
•	Steady operating income and cash flow before financing activities

•	High returns on equity
Minimal Exposure to Coal Prices
•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation
Stable Operating Income Streams
Three Unconsolidated Project Mining Operations (North Dakota and Texas)

•	Cost plus profit per ton with incentive agreements

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by utility customer; non-recourse to NAC; no coal market price risk

•	Long-term contracts (2020-2037)

•	2005 deliveries, 27.4 million tons
Three Consolidated Mining Operations (Louisiana, Texas and Mississippi)
•	Fixed price with cost escalator negotiated up front

•	NAC assumes operating risks; greater initial capital investment and greater profit opportunity

•	Financing shifted to NAC

•	Long-term contracts (2007-2032)

•	2005 deliveries, 7.5 million tons
Three Limerock Dragline Mining Operations (Florida)
•	Fixed fee per cubic yard of limerock removed from quarry, including annual price escalator

•	2005 deliveries, 25.2 million cubic yards
Outstanding Mining Skills
•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record
Future Mining Project Potential
•	Potential for further lignite mining projects

•	Potential for additional limerock dragline mining projects

•	Potential for mining other natural resources
Coal Gasification Project Potential
•	Pursue various projects related to new coal-based energy technologies